UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21763

Name of Fund: Managed Account Series

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Semi-Annual Report (Unaudited)

Managed Account Series

•	BlackRock GA Disciplined Volatility Equity Fund
•	BlackRock GA Dynamic Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2020, the Fund outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The Fund’s underweight allocation to and stock selection within financials, as well as stock selection in information technology (“IT”) and real estate, were the primary contributors to relative performance. A modest exposure to cash and precious metals securities also positively impacted Fund performance over the period.

The most significant detractors from relative performance included stock selection within health care and an overweight position in consumer discretionary stocks, although an overweight allocation to health care and stock selection in consumer discretionary partially offset the negative impact. Stock selection and an underweight allocation to materials also weighed on Fund performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 98% to 96% of net assets. On a sector basis, the Fund increased its exposure to health care, IT, materials and communication services stocks, while decreasing exposure to real estate, industrials, consumer discretionary, utilities and financials. From a regional perspective, the Fund increased exposure to the United States, the United Kingdom and France, and decreased its exposure to Hong Kong, Japan and Singapore.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in health care, IT and consumer discretionary stocks, and was underweight in financials, utilities, real estate, industrials and communication services stocks. From a regional perspective, the Fund was overweight in the United States, France and the United Kingdom, and underweight in Switzerland, Japan and select emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Performance Summary for the Period Ended April 30, 2020

	6-Month Total Returns	Average Annual Total Returns (a)(b)
		1 Year	Since Inception (c)
Institutional	(6.93)%	(0.81)%	2.73%
Class K	(6.90)	(0.76)	2.80
MSCI ACWI Minimum Volatility (USD) Index(d)	(8.04)	(1.49)	4.77

(a)	See “About Fund Performance” on page 10 for a detailed description of performance related information and, how performance was calculated for certain share classes.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)	The Fund commenced operations on June 1, 2017.
(d)

This unmanaged index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 26 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$930.70	$2.64	$1,000.00	$1,022.13	$2.77	0.55%
Class K	1,000.00	931.00	2.40	1,000.00	1,022.38	2.51	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2020 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
iShares Gold Trust	2
Verizon Communications, Inc.	2
Newmont Corp.	1
Microsoft Corp.	1
Merck & Co., Inc.	1
PepsiCo, Inc.	1
Republic Services, Inc.	1
Medtronic PLC	1
Johnson & Johnson	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	63%
Japan	9
Canada	6
Switzerland	4
Taiwan	3
Singapore	2
China	2
France	2
United Kingdom	2
Germany	1
South Korea	1
Hong Kong	1
Australia	1
Belgium	1
Netherlands	1
Other	1	(a)

(a)	Other includes a 1% or less investment in Brazil, Denmark, Finland, Sweden, Norway and Italy.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020	BlackRock GA Dynamic Equity Fund

Investment Objective

BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2020, the Fund outperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The Fund’s sector allocation decisions, particularly overweight allocations to health care and an underweight in energy, were the most important contributors to performance. While an underweight allocation to financials was also a primary contributor, this was partially offset by stock selection in the sector. Finally, stock selection in consumer discretionary and information technology (“IT”) added to performance.

The most significant detractor from Fund performance came from stock selection decisions within the industrials, materials and communication services industries. In addition, currency management negatively impacted performance, most notably in the Fund’s overweight position in the Indian rupee and underweight to the British pound sterling.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation increased from 99% to 101% of net assets. Within equities, the Fund increased its exposure to IT, health care, consumer discretionary and materials stocks, while decreasing exposure to industrials, energy, financials, communication services, utilities, consumer staples and real estate. From a regional perspective, the Fund increased exposure to the United States, China and select developed countries within Europe, and reduced exposure to Japan, Hong Kong and select emerging markets.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in health care, consumer discretionary, communication services and IT, and was underweight in financials, consumer staples, real estate, energy and industrials. From a regional perspective, the Fund was overweight in the United States and China, and was underweight in Canada, Japan and Australia.

With respect to currency exposure, the Fund was overweight to the Chinese yuan, Hong Kong dollar and Indian rupee, and was underweight to the Japanese yen, Swedish krona and U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of April 30, 2020 (continued)	BlackRock GA Dynamic Equity Fund

Performance Summary for the Period Ended April 30, 2020

	6-Month Total Returns	Average Annual Total Returns (a)(b)
		1 Year	Since Inception (c)
Institutional	(6.90)%	(3.86)%	2.91%
Class K	(6.78)	(3.72)	2.98
MSCI World Index(d)	(7.29)	(4.00)	4.17

(a)	See “About Fund Performance” on page 10 for a detailed description of performance related information, and how performance was calculated for certain share classes.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)	The Fund commenced operations on June 1, 2017.
(d)

This unmanaged index captures large and mid cap representation across 23 developed markets countries. With 1,650 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$931.00	$2.64	$1,000.00	$1,022.13	$2.77	0.55%
Class K	1,000.00	932.20	2.40	1,000.00	1,022.38	2.51	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock GA Dynamic Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	3%
Amazon.com, Inc.	3
Apple, Inc.	3
Alphabet, Inc.	3
UnitedHealth Group, Inc.	2
Siemens AG, Registered Shares	1
Comcast Corp.	1
Charter Communications, Inc.	1
Johnson & Johnson	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country/Georgraphic Region	Percent of Net Assets
United States	70%
China	4
Japan	4
France	3
Netherlands	3
United Kingdom	2
Italy	2
Switzerland	2
Germany	2
Taiwan	2
Hong Kong	2
Canada	1
Singapore	1
Other	2	(a)

(a)	Other includes a 1% or less investment in Austria, Belgium, Brazil, Chile, Finland, Indonesia, Portugal, South Korea, Spain, Thailand, Turkey, United Arab Emirates and Zambia.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.0%

Australia — 1.0%
Newcrest Mining Ltd.	2,167	$43,195
Woolworths Group Ltd.	521	12,057

		55,252

Belgium — 0.9%
Colruyt SA	330	19,777
Telenet Group Holding NV	540	22,554
UCB SA	62	5,682

		48,013

Brazil — 0.5%
BB Seguridade Participacoes SA	100	488
Petrobras Distribuidora SA	7,151	25,683

		26,171

Canada — 5.5%
Agnico Eagle Mines Ltd.	654	38,212
Barrick Gold Corp.	1,460	37,582
CGI, Inc.(a)	451	28,762
Empire Co. Ltd., Class A	1,206	26,625
Fairfax Financial Holdings Ltd.	78	21,149
Franco-Nevada Corp.	236	31,224
Intact Financial Corp.	27	2,569
Kinross Gold Corp.(a)	2,193	14,479
Kirkland Lake Gold Ltd.	485	20,049
Loblaw Cos. Ltd.	64	3,149
RioCan Real Estate Investment Trust	1,783	20,367
Thomson Reuters Corp.	325	22,898
Wheaton Precious Metals Corp.	757	28,764

		295,829

China — 2.7%
Bank of Communications Co. Ltd., Class H	15,000	9,506
China Mobile Ltd.	5,000	40,195
China Resources Pharmaceutical Group Ltd.(b)	35,000	21,981
China Telecom Corp. Ltd., Class H	82,000	28,323
China Unicom Hong Kong Ltd.	24,000	15,521
Lenovo Group Ltd.	8,000	4,322
NetEase, Inc. — ADR	24	8,279
Shenzhen International Holdings Ltd.	8,000	15,462
TAL Education Group — ADR(a)	37	2,005

		145,594

Denmark — 0.5%
Coloplast A/S, Class B	111	17,508
DSV Panalpina AS	21	2,182
Genmab A/S(a)	13	3,125
Tryg A/S	90	2,400

		25,215

Finland — 0.4%
Nokia OYJ(a)	5,097	18,374
Sampo OYJ, Class A	114	3,779

		22,153

France — 2.2%
Cie de Saint-Gobain	514	13,676
Danone SA	335	23,349
Eiffage SA	142	11,605
EssilorLuxottica SA	114	14,162
Eurazeo SE(a)	424	20,307
Orange SA	647	7,860
Sanofi	171	16,702
Sodexo SA	85	6,795

		114,456

Security	Shares	Value

Germany — 1.3%
Deutsche Telekom AG, Registered Shares	1,894	$27,689
Siemens AG, Registered Shares	46	4,245
TeamViewer AG(a)	204	8,853
Telefonica Deutschland Holding AG	3,375	9,601
Vonovia SE	368	18,197

		68,585

Hong Kong — 1.2%
CLP Holdings Ltd.	2,000	21,408
Dairy Farm International Holdings Ltd.	1,000	4,792
HKT Trust & HKT Ltd.(c)	2,000	3,227
Power Assets Holdings Ltd.	3,500	23,451
Yue Yuen Industrial Holdings Ltd.	6,500	10,369

		63,247

Italy — 0.3%
Assicurazioni Generali SpA	359	5,122
Snam SpA	2,414	10,829

		15,951

Japan — 9.4%
Ajinomoto Co., Inc.	1,900	33,840
Astellas Pharma, Inc.	700	11,577
Canon, Inc.	1,200	25,242
East Japan Railway Co.	200	14,604
FUJIFILM Holdings Corp.	300	14,290
Japan Post Holdings Co. Ltd.	2,600	20,797
Japan Prime Realty Investment Corp.	2	5,540
KDDI Corp.	700	20,275
Kyushu Railway Co.	100	2,690
Lawson, Inc.	200	10,396
MEIJI Holdings Co. Ltd.	200	13,891
Mitsubishi Estate Co. Ltd.	1,200	19,414
NEC Corp.	1,100	42,212
Nippon Building Fund, Inc.	1	5,963
Nippon Telegraph & Telephone Corp.	1,500	34,160
Nissan Motor Co. Ltd.(a)	9,400	31,996
NTT Data Corp.	2,100	21,429
NTT DOCOMO, Inc.	1,000	29,471
Pan Pacific International Holdings Corp.	100	1,937
Sankyo Co. Ltd.	700	19,220
Secom Co. Ltd.	300	24,966
Seven & i Holdings Co. Ltd.	400	13,247
Shimamura Co. Ltd.	300	18,914
Shionogi & Co. Ltd.	100	5,523
Softbank Corp.	800	10,894
Suntory Beverage & Food Ltd.	400	15,063
West Japan Railway Co.	200	12,360
Yamada Denki Co. Ltd.	3,300	15,649
Yamazaki Baking Co. Ltd.	400	7,074

		502,634

Netherlands — 0.6%
Koninklijke Ahold Delhaize NV	1,362	33,070

Norway — 0.3%
Telenor ASA	1,126	17,272

Singapore — 0.3%
CapitaLand Commercial Trust	11,000	12,500
United Overseas Bank Ltd.	400	5,715

		18,215

South Korea — 1.2%
DB Insurance Co. Ltd.	335	12,236
Hyundai Marine & Fire Insurance Co. Ltd.	500	10,813

SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kakao Corp.	30	$4,534
KT&G Corp.	263	17,560
SK Telecom Co. Ltd.	121	21,030

		66,173

Sweden — 0.3%
Telefonaktiebolaget LM Ericsson, Class B	1,785	15,250
Telia Co. AB	653	2,270

		17,520

Switzerland — 3.8%
Kuehne + Nagel International AG, Registered Shares	31	4,434
Nestle SA, Registered Shares	921	97,543
Novartis AG, Registered Shares	152	12,971
Roche Holding AG	106	36,708
Sonova Holding AG, Registered Shares	152	27,453
Swiss Prime Site AG, Registered Shares	73	6,950
Swiss Re AG	193	14,025

		200,084

Taiwan — 3.5%
Asustek Computer, Inc.	3,000	20,279
Chang Hwa Commercial Bank Ltd.	5,240	3,427
Chicony Electronics Co. Ltd.	4,000	11,267
China Development Financial Holding Corp.	52,000	15,734
Chunghwa Telecom Co. Ltd.	9,000	33,079
CTBC Financial Holding Co. Ltd.	3,000	1,999
Lite-On Technology Corp.	10,000	15,539
Mega Financial Holding Co. Ltd.	5,000	5,030
Quanta Computer, Inc.	3,000	6,482
Synnex Technology International Corp.	24,000	32,030
Taiwan Cooperative Financial Holding Co. Ltd.	48,040	32,259
Taiwan Mobile Co. Ltd.	2,000	7,206

		184,331

United Kingdom — 1.8%
AstraZeneca PLC	60	6,276
Berkeley Group Holdings PLC	335	17,585
Coca-Cola European Partners PLC	312	12,368
Compass Group PLC	779	13,109
GlaxoSmithKline PLC	1,063	22,177
RSA Insurance Group PLC(a)	2,337	10,591
Unilever NV	44	2,191
Vodafone Group PLC	8,908	12,566

		96,863

United States — 55.3%
Abbott Laboratories	351	32,324
Adobe, Inc.(a)	17	6,012
Air Products & Chemicals, Inc.	94	21,205
Allstate Corp.	117	11,901
Alphabet, Inc., Class C(a)	11	14,835
Altair Engineering, Inc., Class A(a)	160	5,278
Altria Group, Inc.	176	6,908
Amazon.com, Inc.(a)	8	19,792
Ameren Corp.	43	3,128
American Electric Power Co., Inc.	412	34,241
American Tower Corp.	144	34,272
Amgen, Inc.	43	10,286
Aon PLC	164	28,318
Applied Materials, Inc.	447	22,207
Arch Capital Group Ltd.(a)	470	11,294
Arthur J Gallagher & Co.	119	9,341
AT&T, Inc.	722	21,999
AutoZone, Inc.(a)	20	20,406

Security	Shares	Value

United States (continued)
AvalonBay Communities, Inc.	164	$26,724
Baxter International, Inc.	231	20,508
Berkshire Hathaway, Inc., Class B(a)	224	41,969
BioMarin Pharmaceutical, Inc.(a)	56	5,153
Booz Allen Hamilton Holding Corp.	223	16,377
Boston Scientific Corp.(a)	174	6,522
Brown & Brown, Inc.	249	8,942
C.H. Robinson Worldwide, Inc.	379	26,871
Cadence Design Systems, Inc.(a)	72	5,841
Camden Property Trust	8	705
Campbell Soup Co.	13	650
Cboe Global Markets, Inc.	324	32,199
Charter Communications, Inc., Class A(a)	62	30,704
Church & Dwight Co., Inc.	211	14,768
Cisco Systems, Inc.	235	9,959
Citrix Systems, Inc.	124	17,981
Clorox Co.	52	9,695
CME Group, Inc.	137	24,415
Coca-Cola Co.	433	19,870
Colgate-Palmolive Co.	760	53,405
Comcast Corp., Class A	607	22,841
Consolidated Edison, Inc.	249	19,621
Cooper Cos., Inc.	4	1,147
Crown Castle International Corp.	141	22,480
Darden Restaurants, Inc.(a)	104	7,674
DocuSign, Inc.(a)	103	10,789
Dollar General Corp.	112	19,634
Dollar Tree, Inc.(a)	65	5,179
DTE Energy Co.	254	26,350
Duke Energy Corp.	317	26,837
Duke Realty Corp.	44	1,527
Edwards Lifesciences Corp.(a)	19	4,133
Eli Lilly & Co.	273	42,217
Entergy Corp.	69	6,590
Equity LifeStyle Properties, Inc.	34	2,051
Equity Residential	173	11,255
Essex Property Trust, Inc.	35	8,544
Evergy, Inc.	118	6,895
Exelon Corp.	324	12,014
Extra Space Storage, Inc.	273	24,090
Exxon Mobil Corp.	150	6,971
F5 Networks, Inc.(a)	56	7,799
Facebook, Inc., Class A(a)	74	15,149
Fair Isaac Corp.(a)	10	3,529
Ferguson PLC(a)	195	14,060
Fidelity National Financial, Inc.	1,445	39,087
Fortune Brands Home & Security, Inc.	214	10,315
Global Payments, Inc.	84	13,946
Hartford Financial Services Group, Inc.	433	16,450
Henry Schein, Inc.(a)	531	28,971
Hershey Co.	245	32,445
Home Depot, Inc.	55	12,091
Incyte Corp.(a)	140	13,672
Intel Corp.	35	2,099
Intercontinental Exchange, Inc.	357	31,934
Intuit, Inc.	91	24,553
Johnson & Johnson	361	54,164
Kellogg Co.	146	9,563
Kimberly-Clark Corp.	221	30,604
Lamb Weston Holdings, Inc.	45	2,761
Liberty Broadband Corp., Class C(a)	29	3,558
Lowe’s Cos., Inc.	231	24,197
Madrigal Pharmaceuticals, Inc.(a)	37	3,096
Marsh & McLennan Cos., Inc.	552	53,726

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Masco Corp.	532	$21,833
Mastercard, Inc., Class A	79	21,723
McDonald’s Corp.	43	8,065
Medtronic PLC	586	57,211
Merck & Co., Inc.	814	64,583
Micron Technology, Inc.(a)	620	29,692
Microsoft Corp.	387	69,354
Mondelez International, Inc., Class A	335	17,232
Motorola Solutions, Inc.	262	37,678
Neurocrine Biosciences, Inc.(a)	57	5,594
Newmont Corp.	1,187	70,603
NextEra Energy, Inc.	227	52,464
Oracle Corp.	984	52,122
Paychex, Inc.	38	2,604
PayPal Holdings, Inc.(a)	51	6,273
PepsiCo, Inc.	488	64,558
Pfizer, Inc.	480	18,413
Philip Morris International, Inc.	229	17,083
Procter & Gamble Co.	407	47,973
PTC, Inc.(a)	160	11,080
Public Storage	266	49,330
QUALCOMM, Inc.	161	12,666
Raytheon Technologies Corp.	201	13,027
Republic Services, Inc.	755	59,147
salesforce.com, Inc.(a)	252	40,811
Schlumberger Ltd.	179	3,011
Seattle Genetics, Inc.(a)	26	3,568
Southern Co.	345	19,572
Square, Inc., Class A(a)	93	6,058
Starbucks Corp.	380	29,157
Stryker Corp.	82	15,287
Sysco Corp.	62	3,489
Target Corp.	266	29,191
Thermo Fisher Scientific, Inc.	41	13,722
TJX Cos., Inc.	265	12,998
TransDigm Group, Inc.	34	12,345
Travelers Cos., Inc.	250	25,302
U.S. Bancorp	561	20,476
UDR, Inc.	276	10,342
UnitedHealth Group, Inc.	154	45,040
Universal Health Services, Inc., Class B(a)	384	40,585
VeriSign, Inc.	187	39,175
Verizon Communications, Inc.	1,478	84,911
Vertex Pharmaceuticals, Inc.(a)	20	5,024
Visa, Inc., Class A	131	23,412

Security	Shares	Value

United States (continued)
Vistra Energy Corp.	886	$17,312
Walmart, Inc.	252	30,631
Waste Management, Inc.	458	45,809
WEC Energy Group, Inc.	223	20,193
Wells Fargo & Co.	472	13,712
Western Union Co.	588	11,213
Weyerhaeuser Co.	967	21,148
Xcel Energy, Inc.	116	7,373
Xilinx, Inc.	77	6,730
Yum! Brands, Inc.	398	34,399
Zillow Group, Inc., Class C(a)	413	18,155
Zoetis, Inc.	67	8,664

		2,952,736

Total Common Stocks — 93.0% (Cost — $4,939,978)		4,969,364

Investment Companies — 1.8%

United States — 1.8%
iShares Gold Trust (a)(d)(f)	5,963	96,064

Total Investment Companies — 1.8% (Cost — $93,374)		96,064

Total Long-Term Investments — 94.8% (Cost — $5,033,352)		5,065,428

Short-Term Securities — 5.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12% (e)(f)	295,712	295,712

Total Short-Term Securities — 5.5% (Cost — $295,712)		295,712

Total Investments — 100.3% (Cost — $5,329,064)		5,361,140

Liabilities in Excess of Other Assets — (0.3)%		(17,099)

Net Assets — 100.0%		$5,344,041

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(e)	Annualized 7-day yield as of period end.

(f)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	219,979	75,733	(b)	—	295,712	$295,712	$1,488	$—	$—
iShares Gold Trust	—	5,963	(b)	—	5,963	96,064	—	—	2,690

						$391,776	$1,488	$—	$2,690

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	7	05/28/20	$137	$6,500

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	536,000	USD	69,119	Goldman Sachs International	05/07/20	$18
JPY	11,649,600	USD	107,000	JPMorgan Chase Bank N.A.	05/07/20	1,556

						1,574

USD	68,918	HKD	536,000	BNP Paribas S.A.	05/07/20	(219)
INR	7,812,000	USD	108,242	UBS AG	06/05/20	(5,066)
CHF	108,921	USD	114,791	Morgan Stanley & Co. International PLC	07/17/20	(1,712)

						(6,997)

	Net unrealized depreciation					$(5,423)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,500	$—	$—	$—	$6,500
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,574	—	—	1,574

	$—	$—	$6,500	$1,574	$—	$—	$8,074

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,997	$—	$—	$6,997

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund

For the six months ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(35,749)	$—	$—	$—	$(35,749)
Forward foreign currency exchange contracts	—	—	—	1,478	—	—	1,478

	$—	$—	$(35,749)	$1,478	$—	$—	$(34,271)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,394	$—	$—	$—	$3,394
Forward foreign currency exchange contracts	—	—	—	(6,716)	—	—	(6,716)

	$—	$—	$3,394	$(6,716)	$—	$—	$(3,322)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$152,404
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$103,106
Average amounts sold — in USD	$287,928

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,151	$—
Forward foreign currency exchange contracts	1,574	6,997

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,725	$6,997
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,151)	—

Total derivative assets and liabilities subject to an MNA	$1,574	$6,997

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Goldman Sachs International	$18	$—	$—	$—	$18
JPMorgan Chase Bank N.A.	1,556	—	—	—	1,556

	$1,574	$—	$—	$—	$1,574

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (b)
BNP Paribas S.A.	$219	$—	$—	$—	$219
Morgan Stanley & Co. International PLC	1,712	—	—	—	1,712
UBS AG	5,066	—	—	—	5,066

	$6,997	$—	$—	$—	$6,997

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Disciplined Volatility Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$55,252	$—	$55,252
Belgium	—	48,013	—	48,013
Brazil	26,171	—	—	26,171
Canada	295,829	—	—	295,829
China	10,284	135,310	—	145,594
Denmark	—	25,215	—	25,215
Finland	—	22,153	—	22,153
France	—	114,456	—	114,456
Germany	8,853	59,732	—	68,585
Hong Kong	—	63,247	—	63,247
Italy	—	15,951	—	15,951
Japan	—	502,634	—	502,634
Netherlands	—	33,070	—	33,070
Norway	—	17,272	—	17,272
Singapore	—	18,215	—	18,215
South Korea	—	66,173	—	66,173
Sweden	—	17,520	—	17,520
Switzerland	—	200,084	—	200,084
Taiwan	—	184,331	—	184,331
United Kingdom	12,368	84,495	—	96,863
United States	2,938,676	14,060	—	2,952,736
Investment Companies	96,064	—	—	96,064
Money Market Funds	295,712	—	—	295,712

	$3,683,957	$1,677,183	$—	$5,361,140

Derivative Financial Instruments(a)
Assets:
Equity contracts	$6,500	$—	$—	$6,500
Forward foreign currency contracts	—	1,574	—	1,574
Liabilities:
Forward foreign currency contracts	—	(6,997)	—	(6,997)

	$6,500	$(5,423)	$—	$1,077

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) April 30, 2020	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.6%

Austria — 0.1%
Erste Group Bank AG	185	$4,009

Belgium — 0.1%
KBC Group NV(a)	136	7,377

Brazil — 0.2%
Azul SA — ADR(a)	960	9,178
Itau Unibanco Holding SA, Preference Shares	450	1,884

		11,062

Canada — 0.7%
Enbridge, Inc.	1,208	37,014

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR	63	896

China — 4.3%
AAC Technologies Holdings, Inc.(a)	500	2,365
Aier Eye Hospital Group Co. Ltd., Class A	700	4,323
Alibaba Group Holding Ltd.(a)	200	5,076
Alibaba Group Holding Ltd. — ADR(a)	223	45,195
Alibaba Health Information Technology Ltd.(a)	2,000	4,784
Amoy Diagnostics Co. Ltd., Class A	200	2,205
Asymchem Laboratories Tianjin Co. Ltd., Class A	100	2,624
Autobio Diagnostics Co. Ltd., Class A	100	1,884
Brilliance China Automotive Holdings Ltd.	2,000	1,850
China International Travel Service Corp. Ltd., Class A	200	2,554
China Merchants Bank Co. Ltd., Class H	500	2,366
China Overseas Land & Investment Ltd.	1,000	3,694
Foshan Haitian Flavouring & Food Co. Ltd., Class A	100	1,720
Glodon Co. Ltd., Class A	400	2,927
Great Wall Motor Co. Ltd., Class A	300	339
Gree Electric Appliances, Inc. of Zhuhai, Class A(a)	300	2,287
Guangdong Marubi Biotechnology Co. Ltd., Class A(a)	200	2,035
Guangzhou Automobile Group Co. Ltd., Class A	800	1,099
Guangzhou Automobile Group Co. Ltd., Class H	2,000	1,795
Guangzhou Baiyun International Airport Co. Ltd., Class A	1,100	2,438
Haier Smart Home Co. Ltd., Class A	900	1,935
Han’s Laser Technology Industry Group Co. Ltd., Class A	400	1,688
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,100	4,921
Hangzhou Robam Appliances Co. Ltd., Class A	500	2,223
Hangzhou Tigermed Consulting Co. Ltd., Class A	200	2,136
Huazhu Group Ltd., ADR	103	3,709
Hundsun Technologies, Inc., Class A	200	2,861
Industrial & Commercial Bank of China Ltd., Class H	3,000	2,011
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	400	1,634
Inspur Electronic Information Industry Co. Ltd., Class A	300	1,747
Jiangsu Hengrui Medicine Co. Ltd., Class A	100	1,296
Kingdee International Software Group Co. Ltd.	4,000	5,721
Lenovo Group Ltd.	2,000	1,080
Meituan Dianping, Class B(a)	300	4,017
NetEase, Inc. — ADR	9	3,105
New Oriental Education & Technology Group, Inc. — ADR(a)	16	2,043
Ping An Insurance Group Co. of China Ltd., Class A	100	1,038
Shanghai International Airport Co. Ltd., Class A	200	1,976
Shenzhen Inovance Technology Co. Ltd., Class A	700	3,203
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	100	3,570
Tencent Holdings Ltd.	1,000	52,569
Trip.com Group Ltd., ADR(a)	161	4,147
Venus MedTech Hangzhou, Inc., Class H(a)(b)	500	3,425
Venustech Group, Inc., Class A	400	2,290
Want Want China Holdings Ltd.	2,000	1,425
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	200	2,575
WuXi AppTec Co. Ltd., Class A	200	2,817
Yifeng Pharmacy Chain Co. Ltd., Class A	200	2,662

Security	Shares	Value

China (continued)
Yonyou Network Technology Co. Ltd., Class A	200	$1,293
Yum China Holdings, Inc.(a)	82	3,974

		222,651

Finland — 0.4%
Neste OYJ	585	20,660

France — 3.3%
BNP Paribas SA(a)	201	6,315
Danone SA	797	55,548
EssilorLuxottica SA(a)	150	18,634
LVMH Moet Hennessy Louis Vuitton SE	23	8,891
Safran SA(a)	352	32,726
Sanofi	482	47,079
Societe Generale SA(a)	135	2,118

		171,311

Germany — 1.8%
Deutsche Telekom AG, Registered Shares(c)	1,030	15,058
Knorr-Bremse AG	29	2,697
Siemens AG, Registered Shares	808	74,565

		92,320

Hong Kong — 1.6%
AIA Group Ltd.	5,000	45,889
CK Infrastructure Holdings Ltd.	500	2,970
Hang Lung Properties Ltd.	2,000	4,278
HKT Trust & HKT Ltd.(e)	1,000	1,614
Jardine Matheson Holdings Ltd.	83	3,635
Sun Hung Kai Properties Ltd.	2,000	27,348

		85,734

Indonesia — 0.1%
Bank Central Asia Tbk PT	1,700	2,945

Italy — 2.3%
Enel SpA(c)	8,702	59,438
Intesa Sanpaolo SpA(a)	2,588	4,041
RAI Way SpA	1,838	9,909
UniCredit SpA(a)	5,927	45,773

		119,161

Japan — 4.1%
Ajinomoto Co., Inc.	1,400	24,935
Astellas Pharma, Inc.	2,200	36,386
East Japan Railway Co.	300	21,906
Hoya Corp.	300	27,358
Japan Airlines Co. Ltd.	600	10,703
Murata Manufacturing Co. Ltd.	400	22,539
Shin-Etsu Chemical Co. Ltd.	300	33,090
Subaru Corp.	800	16,012
Suzuki Motor Corp.	600	19,149

		212,078

Netherlands — 3.2%
Adyen NV(a)	15	14,814
Akzo Nobel NV(c)	23	1,744
ASML Holding NV	164	47,902
ING Groep NV(a)	3,488	19,542
Koninklijke Philips NV(a)	1,188	51,788
NXP Semiconductors NV	317	31,564

		167,354

Portugal — 0.0%
Jeronimo Martins SGPS SA	138	2,340

Singapore — 0.7%
CapitaLand Ltd.(a)	10,400	22,066
ComfortDelGro Corp. Ltd.	1,600	1,865

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
DBS Group Holdings Ltd.	200	$2,816
Singapore Telecommunications Ltd.	900	1,798
United Overseas Bank Ltd.	400	5,716

		34,261

South Korea — 0.2%
Kakao Corp.	24	3,627
LG Chem Ltd.	11	3,418
NCSoft Corp.	6	3,179
POSCO	10	1,511

		11,735

Spain — 0.5%
Cellnex Telecom SA	484	25,315

Switzerland — 2.1%
Alcon, Inc.(a)	40	2,113
Nestle SA, Registered Shares	329	34,844
Roche Holding AG	203	70,298

		107,255

Taiwan — 1.7%
Cathay Financial Holding Co. Ltd.	1,000	1,334
Chunghwa Telecom Co. Ltd.	1,000	3,676
Formosa Chemicals & Fibre Corp.	1,000	2,533
Formosa Plastics Corp.	1,000	2,935
Fubon Financial Holding Co. Ltd.	1,000	1,414
Hon Hai Precision Industry Co. Ltd.	1,000	2,570
Nan Ya Plastics Corp.	1,000	2,212
Taiwan Semiconductor Manufacturing Co. Ltd.	7,000	70,615
Uni-President Enterprises Corp.	1,000	2,328

		89,617

Thailand — 0.1%
Advanced Info Service PCL, Foreign Registered Shares	400	2,432
Intouch Holdings PCL, Class F	1,500	2,457
Thai Beverage PCL	2,000	974

		5,863

Turkey — 0.0%
Tupras Turkiye Petrol Rafinerileri AS(a)	65	844

United Arab Emirates — 0.0%
NMC Health PLC(d)	504	—

United Kingdom — 2.4%
AstraZeneca PLC	198	20,709
Unilever NV	732	36,453
Unilever PLC	405	20,855
Vodafone Group PLC	33,467	47,211

		125,228

United States — 65.6%
Abbott Laboratories	425	39,138
AbbVie, Inc.	477	39,209
Adobe, Inc.(a)	59	20,865
Agilent Technologies, Inc.	425	32,580
Air Products & Chemicals, Inc.	263	59,328
Alexion Pharmaceuticals, Inc.(a)	20	2,149
Alphabet, Inc., Class C(a)	110	148,353
Amazon.com, Inc.(a)	72	178,128
Anthem, Inc.	209	58,673
Apellis Pharmaceuticals, Inc.(a)	60	2,056
Apple, Inc.	507	148,957
Applied Materials, Inc.	349	17,338
Aptiv PLC(a)	257	17,874
Autodesk, Inc.(a)	227	42,479
Bank of America Corp.	2,766	66,522
Becton Dickinson & Co.	137	34,597

Security	Shares	Value

United States (continued)
BioMarin Pharmaceutical, Inc.(a)	29	$2,669
Boston Scientific Corp.(a)	559	20,951
Bristol-Myers Squibb Co.	670	40,743
Cadence Design Systems, Inc.(a)	61	4,949
Capital One Financial Corp.	395	25,580
Charles Schwab Corp.	468	17,653
Charter Communications, Inc., Class A(a)	150	74,284
Citigroup, Inc.	532	25,834
Colgate-Palmolive Co.	105	7,378
Comcast Corp., Class A	1,979	74,470
Costco Wholesale Corp.	79	23,937
Crowdstrike Holdings, Inc., Class A(a)	66	4,466
D.R. Horton, Inc.	1,198	56,570
DexCom, Inc.(a)	5	1,676
Edwards Lifesciences Corp.(a)	45	9,787
Emerson Electric Co.	673	38,381
Exxon Mobil Corp.	35	1,626
Facebook, Inc., Class A(a)	273	55,886
FleetCor Technologies, Inc.(a)	144	34,740
Fortinet, Inc.(a)	47	5,064
Fortive Corp.	420	26,880
Freeport-McMoRan, Inc.(a)	425	3,753
Gilead Sciences, Inc.	391	32,844
Global Payments, Inc.	144	23,907
Guardant Health, Inc.(a)	59	4,541
HCA Healthcare, Inc.(a)	315	34,612
Hess Corp.	213	10,360
Home Depot, Inc.	218	47,923
Illumina, Inc.(a)	5	1,595
Insulet Corp.(a)	7	1,398
International Flavors & Fragrances, Inc.	301	39,440
Intuit, Inc.	35	9,443
Intuitive Surgical, Inc.(a)	18	9,196
Johnson & Johnson	471	70,669
JPMorgan Chase & Co.	735	70,384
L3Harris Technologies, Inc.	152	29,442
Lennar Corp., Class A	480	24,034
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	205	6,911
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	407	13,866
Live Nation Entertainment, Inc.(a)	21	942
Lowe’s Cos., Inc.	404	42,319
Madison Square Garden Co., Class A(a)	1	171
Marathon Petroleum Corp.	132	4,235
Marsh & McLennan Cos., Inc.	418	40,684
Marvell Technology Group Ltd.	226	6,043
Mastercard, Inc., Class A	252	69,292
McDonald’s Corp.	348	65,271
Merck & Co., Inc.	639	50,698
MGM Resorts International	40	673
Microchip Technology, Inc.	194	17,020
Micron Technology, Inc.(a)	181	8,668
Microsoft Corp.	1,015	181,898
Morgan Stanley	1,723	67,938
Motorola Solutions, Inc.	62	8,916
Nevro Corp.(a)	11	1,294
NextEra Energy, Inc.	287	66,331
NortonLifeLock, Inc.	148	3,148
NVIDIA Corp.	127	37,120
Okta, Inc.(a)	31	4,690
Oracle Corp.	227	12,024
Palo Alto Networks, Inc.(a)	29	5,699
PayPal Holdings, Inc.(a)	205	25,215
Peloton Interactive, Inc., Class A(a)	321	10,111
Pfizer, Inc.	1,237	47,451

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Pioneer Natural Resources Co.	92	$8,217
PPG Industries, Inc.	559	50,774
Prologis, Inc.	220	19,631
Proofpoint, Inc.(a)	22	2,678
PTC Therapeutics, Inc.(a)	19	967
Raytheon Technologies Corp.	1,016	65,847
Regeneron Pharmaceuticals, Inc.(a)	2	1,052
ResMed, Inc.	22	3,417
salesforce.com, Inc.(a)	419	67,857
Sarepta Therapeutics, Inc.(a)	18	2,122
Seattle Genetics, Inc.(a)	13	1,784
ServiceNow, Inc.(a)	72	25,311
Splunk, Inc.,(a)	43	6,035
Starbucks Corp.	735	56,397
Thermo Fisher Scientific, Inc.	135	45,182
Thor Industries, Inc.	1	66
TJX Cos., Inc.(a)	697	34,188
Truist Financial Corp.	612	22,840
Uber Technologies, Inc.(a)	965	29,211
Union Pacific Corp.	319	50,973
UnitedHealth Group, Inc.	333	97,392
Vail Resorts, Inc.(a)	1	171
Vertex Pharmaceuticals, Inc.(a)	81	20,347
VMware, Inc., Class A(a)	273	35,905
Walmart, Inc.	356	43,272
Walt Disney Co.	191	20,657
Williams Cos., Inc.	543	10,518
Winnebago Industries, Inc.	2	89
Wynn Resorts Ltd.	8	684
Xilinx, Inc.	133	11,624
Zoetis, Inc.	19	2,457
Zscaler, Inc.(a)	46	3,086

		3,414,690

Zambia — 0.1%
First Quantum Minerals Ltd.	593	3,621

Total Common Stocks — 95.6% (Cost — $4,660,384)		4,975,341

Security	Shares	Value
Investment Companies — 0.2%

Equity Funds — 0.2%
iShares China Large-Cap ETF	190	$7,332
KraneShares CSI China Internet ETF	62	2,997

Total Investment Companies — 0.2% (Cost — $11,164)		10,329

Total Long-Term Investments — 95.8% (Cost — $4,671,548)		4,985,670

Short-Term Securities — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12% (f)(g)	201,280	201,280

Total Short-Term Securities — 3.9% (Cost — $201,280)		201,280

Options Purchased — 0.1% (Cost — $3,389)		3,863

Total Investments Before Options Written — 99.8% (Cost — $4,876,217)		5,190,813

Options Written — (0.1)% (Premiums Received — $6,294)		(3,816)

Total Investments, Net of Options Written — 99.7% (Cost — $4,869,923)		5,186,997

Other Assets Less Liabilities — 0.3%		16,721

Net Assets — 100.0%		$5,203,718

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When issued footnote to be added based on open trade report
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	Annualized 7-day yield as of period end.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	254,910	—	(53,630	)(b)	201,280	$201,280	$1,385	$—	$—
iShares China Large-Cap ETF	—	253	(63)		190	7,332	199	(439)	(758)

						$208,612	$1,584	$(439)	$(758)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares Purchased (Sold).

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	3	05/28/20	$59	$2,794
Yen Denom Nikkei Index	1	06/11/20	93	14,627
FTSE 100 Index	1	06/19/20	74	10,257
S&P 500 E-Mini Index	2	06/19/20	290	26,387

				54,065

Short Contracts
MSCI Taiwan Index	2	05/28/20	83	(3,066)
KOSPI 200 Index	1	06/11/20	53	1,403
HSCEI Index	2	06/29/20	127	(3,745)

				(5,408)

				$48,657

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	155,000	USD	104,179	Morgan Stanley & Co. International PLC	05/07/20	$(3,172)
CAD	148,000	USD	111,924	JPMorgan Chase Bank N.A.	05/07/20	(5,599)
CHF	70,000	USD	72,733	Morgan Stanley & Co. International PLC	05/07/20	(209)
GBP	95,000	USD	124,685	Citibank N.A.	05/07/20	(5,032)
USD	81,647	HKD	635,000	BNP Paribas S.A.	05/07/20	(260)
USD	63,451	JPY	6,859,000	JPMorgan Chase Bank N.A.	05/07/20	(464)
INR	4,815,000	USD	66,729	HSBC Bank USA N.A.	06/05/20	(3,136)
JPY	18,426,000	USD	172,360	Deutsche Bank AG	06/18/20	(557)
USD	77,729	TWD	2,306,449	JPMorgan Chase Bank N.A.	06/19/20	(444)
USD	139,634	EUR	128,000	Bank of America N.A.	06/26/20	(783)

	Net unrealized depreciation					$(19,656)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Agilent Technologies, Inc.	Nomura International PLC	160	05/15/20	USD	87.50	USD	12	$30
Eli Lilly & Co.	Citibank N.A.	84	06/19/20	USD	142.00	USD	13	1,289
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	10	06/19/20	EUR	345.00	EUR	4	215
Capital One Financial Corp.	Nomura International PLC	72	11/20/20	USD	55.00	USD	5	1,146
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	10	12/18/20	EUR	360.00	EUR	4	318

								2,998

Put
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	634	06/17/20	USD	282.85	USD	190	103
ASML Holding NV	UBS AG	16	07/17/20	EUR	245.00	EUR	4	188
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	967	08/19/20	USD	284.45	USD	290	358
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	97	09/29/20	HKD	392.22	HKD	40	216

								865

								$3,863

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	941	06/17/20	USD	325.00	USD	282	$(151)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	634	06/17/20	USD	327.52	USD	190	(88)
Comcast Corp., Class A	Citibank N.A.	496	06/19/20	USD	40.00	USD	19	(451)
Eli Lilly & Co.	Citibank N.A.	84	06/19/20	USD	153.00	USD	13	(614)
Roche Holding AG	BNP Paribas S.A.	18	06/19/20	CHF	360.00	CHF	6	(58)
Sanofi	Barclays Bank PLC	45	06/19/20	EUR	96.00	EUR	4	(29)
ASML Holding NV	UBS AG	16	07/17/20	EUR	290.00	EUR	4	(183)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	967	08/19/20	USD	321.88	USD	290	(373)
Roche Holding AG	Barclays Bank PLC	13	09/18/20	CHF	385.00	CHF	4	(54)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	97	09/29/20	HKD	454.15	HKD	40	(188)
Capital One Financial Corp.	Nomura International PLC	72	11/20/20	USD	70.00	USD	5	(562)

								(2,751)

Put
Agilent Technologies, Inc.	Nomura International PLC	107	05/15/20	USD	77.50	USD	8	(273)
Alibaba Group Holding Ltd. — ADR	Societe Generale	54	05/15/20	USD	190.00	USD	11	(128)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	634	06/17/20	USD	253.08	USD	193	(13)
Eli Lilly & Co.	Citibank N.A.	84	06/19/20	USD	126.00	USD	13	(90)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	19	06/19/20	EUR	285.00	EUR	7	(53)
Roche Holding AG	Barclays Bank PLC	18	06/19/20	CHF	290.00	CHF	6	(49)
Sanofi	Barclays Bank PLC	45	06/19/20	EUR	80.00	EUR	4	(79)
ASML Holding NV	UBS AG	16	07/17/20	EUR	220.00	EUR	4	(76)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	967	08/19/20	USD	250.02	USD	294	(86)
Capital One Financial Corp.	Nomura International PLC	72	08/21/20	USD	44.00	USD	5	(150)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	97	09/29/20	HKD	350.94	HKD	40	(68)

								(1,065)

								$(3,816)

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional		Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Citibank N.A.	04/17/2120	USD	4,943	$(281)		$4,662	0.1%
	JPMorgan Chase Bank N.A.	02/08/23	USD	(6,309)	(829	)(b)	(7,137)	0.1

					$(1,110)		$(2,475)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 18-30 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $(1) of net dividends and financing fees.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of April 30, 2020 termination date 04/17/2120:

	Shares	Value	% of Basket Value

Reference Entity — Long

Italy
Leonardo SPA	675	$4,662	100.0%

Total Reference Entity — Long		4,662

Net Value of Reference Entity — Citibank N.A.		$4,662

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of April 30, 2020 termination date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

United States
NetFlix, Inc.	(17)	$(7,137)	100.0%

Total Reference Entity — Short		(7,137)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(7,137)

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swap	$—	$—	$—	$(1,110)	$—
Options Written	N/A	N/A	—	2,478	(3,816)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$55,468	$—	$—	$—	$55,468
Options purchased
Investments at value — unaffiliated (b)	—	—	3,863	—	—	—	3,863

	$—	$—	$59,331	$—	$—	$—	$59,331

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,811	$—	$—	$—	$6,811
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	19,656	—	—	19,656
Options written
Options written at value	—	—	3,816	—	—	—	3,816
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums paid	—	—	1,110	—	—	—	1,110

	$—	$—	$11,737	$19,656	$—	$—	$31,393

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund

For the six months ended April 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(91,991)	$—	$—	$		$(91,991)
Forward foreign currency exchange contracts	—	—	—	6,668	—		—	6,668
Options purchased(a)	—	—	3,853	—	—		—	3,853
Options written	—	—	4,828	—	—		—	4,828
Swap	—	—	708	—	—		—	708

	$—	$—	$(82,602)	$6,668	$—		$—	$(75,934)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$54,924	$—	$—		$—	$54,924
Forward foreign currency exchange contracts	—	—	—	(19,140)	—		—	(19,140)
Options purchased (b)	—	—	(919)	—	—		—	(919)
Options written	—	—	(770)	—	—		—	(770)
Swap	—	—	(1,110)	—	—		—	(1,110)

	$—	$—	$52,125	$(19,140)	$—		$—	$32,985

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$502,919
Average notional value of contracts — short	260,855
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	664,278
Average amounts sold — in USD	930,280
Options:
Average value of option contracts purchased	4,279
Average value of option contracts written	4,002
Total return swaps:
Average notional value	(11,491)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$2,650		$—
Forward foreign currency exchange contracts	—		19,656
Options	3,863	(a)	3,816
Swaps- OTC(b)	—		1,110

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,513		$24,582
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,650)		—

Total derivative assets and liabilities subject to an MNA	$3,863		$24,582

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Barclays Bank PLC	$533	$(264)	$—	$—	$269
Citibank N.A.	1,289	(1,289)	—	—	—
JPMorgan Chase Bank N.A.	216	(216)	—	—	—
Morgan Stanley & Co. International PLC	461	(461)	—	—	—
Nomura International PLC	1,176	(985)	—	—	191
UBS AG	188	(188)	—	—	—

	$3,863	$(3,403)	$—	$—	$460

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)
Bank of America N.A.	$783	$—	$—	$—	$783
Barclays Bank PLC	264	(264)	—	—	—
BNP Paribas S.A.	318	—	—	—	318
Citibank N.A.	6,468	(1,289)	—	—	5,179
Deutsche Bank AG	557	—	—	—	557
HSBC Bank USA N.A.	3,136	—	—	—	3,136
JPMorgan Chase Bank N.A.	7,592	(216)	—	—	7,376
Morgan Stanley & Co. International PLC	4,092	(461)	—	—	3,631
Nomura International PLC	985	(985)	—	—	—
Societe Generale	128	—	—	—	128
UBS AG	259	(188)	—	—	71

	$24,582	$(3,403)	$—	$—	$21,179

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Common Stocks:
Austria	$—	$4,009	$—		$4,009
Belgium	—	7,377	—		7,377
Brazil	11,062	—	—		11,062
Canada	37,014	—	—		37,014
Chile	896	—	—		896
China	62,173	160,478	—		222,651
Finland	—	20,660	—		20,660
France	—	171,311	—		171,311
Germany	—	92,320	—		92,320
Hong Kong	—	85,734	—		85,734
Indonesia	—	2,945	—		2,945
Italy	—	119,161	—		119,161
Japan	—	212,078	—		212,078
Netherlands	46,377	120,977	—		167,354
Portugal	—	2,340	—		2,340
Singapore	—	34,261	—		34,261
South Korea	—	11,735	—		11,735
Spain	—	25,315	—		25,315
Switzerland	2,112	105,143	—		107,255
Taiwan	—	89,617	—		89,617
Thailand	—	5,863	—		5,863
Turkey	—	844	—		844
United Arab Emirates	—	—	—	(a)	—
United Kingdom	—	125,228	—		125,228
United States	3,414,690	—	—		3,414,690
Zambia	3,621	—	—		3,621
Investment Companies (b)	10,329	—	—		10,329
Options Purchased
Equity contracts	—	3,863	—		3,863
Short term Securities	201,280	—	—		201,280

	$3,789,554	$1,401,259	$—		$5,190,813

Derivative Financial Instruments (c)
Assets:
Equity contracts	$55,468	$—	$—		$55,468
Liabilities:
Equity contracts	(6,811)	(4,926)	—		(11,737)
Forward foreign currency contracts	—	(19,656)	—		(19,656)

	$48,657	$(24,582)	$—		$24,075

(a)	Rounds to less than $1.
(b)	See above Schedule of Investments for values in each security type.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements

SCHEDULES OF INVESTMENTS	25

Statements of Assets and Liabilities  (unaudited)

April 30, 2020

	BlackRock GA Disciplined Volatility Equity Fund (a)	BlackRock GA Dynamic Equity Fund

ASSETS
Investments at value — unaffiliated(b)	$4,969,364	$4,982,201
Investments at value — affiliated(c)	391,776	208,612
Cash	—	572
Cash pledged for futures contracts	16,000	73,000
Foreign currency at value(d)	4,286	11,417
Receivables:
Investments sold	—	26,358
Options written	—	433
Swaps	—	23
Dividends — affiliated	37	26
Dividends — unaffiliated	13,295	7,618
From the Manager	32,459	38,017
Variation margin on futures contracts	3,151	2,650
Unrealized appreciation on forward foreign currency exchange contracts	1,574	—
Prepaid expenses	22,701	22,677

Total assets	5,454,643	5,373,604

LIABILITIES
Options written at value(e)	—	3,816
Payables:
Investments purchased	4,869	41,502
Swaps	—	28
Trustees’ and Officer’s fees	1,764	1,766
Options written	—	547
Other accrued expenses	96,956	101,445
Other affiliates	16	16
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,997	19,656
OTC swaps	—	1,110

Total liabilities	110,602	169,886

NET ASSETS	$5,344,041	$5,203,718

NET ASSETS CONSIST OF
Paid-in capital(f)	$5,313,304	$5,152,488
Accumulated earnings	30,737	51,230

NET ASSETS	$5,344,041	$5,203,718

NET ASSET VALUE
Institutional
Net assets	$61,227	$64,198

Shares outstanding	6,075	6,355

Net asset value	$10.08	$10.10

Class K
Net assets	$5,282,814	$5,139,520

Shares outstanding	523,736	508,571

Net asset value	$10.09	$10.11

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$4,939,978	$4,666,847

(c) Investments at cost — affiliated	$389,086	$209,370

(d) Foreign currency at cost	$4,256	$11,951

(e) Premiums received	$—	$6,294

(f) Unlimited number of shares authorized, $0.01 par value

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended April 30, 2020

	BlackRock GA Disciplined Volatility Equity Fund (a)	BlackRock GA Dynamic Equity Fund

INVESTMENT INCOME
Dividends — affiliated	$1,488	$1,584
Dividends — unaffiliated	60,912	47,765
Other income	1,124	1,124
Foreign taxes withheld	(4,198)	(2,278)

Total investment income	59,326	48,195

EXPENSES
Professional	43,697	45,496
Custodian	21,601	29,582
Registration	15,986	16,830
Investment advisory	11,079	10,987
Accounting services	8,758	9,735
Printing	8,696	9,335
Trustees and Officer	5,145	5,145
Transfer agent — class specific	195	194
Miscellaneous	7,427	8,520

Total expenses	122,584	135,824
Less:
Fees waived and/or reimbursed by the Manager	(108,482)	(121,839)
Transfer agent fees waived and/or reimbursed — class specific	(182)	(180)

Total expenses after fees waived and/or reimbursed	13,920	13,805

Net investment income	45,406	34,390

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(35,749)	(91,991)
Forward foreign currency exchange contracts	1,478	6,668
Foreign currency transactions	1,659	(432)
Investments — affiliated	—	(439)
Investments — unaffiliated	55,927	(57,340)
Options written	—	4,828
Swaps	—	708

	23,315	(137,998)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	3,394	54,924
Forward foreign currency exchange contracts	(6,716)	(19,140)
Foreign currency translations	18	(611)
Investments — affiliated	2,690	(758)
Investments — unaffiliated	(463,429)	(311,557)
Options written	—	(770)
Swaps	—	(1,110)

	(464,043)	(279,022)

Net realized and unrealized loss	(440,728)	(417,020)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(395,322)	$(382,630)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund		BlackRock GA Dynamic Equity Fund
	Six Months Ended 04/30/20 (a) (unaudited)	Year Ended 10/31/19	Six Months Ended 04/30/20 (unaudited)	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$45,406	$125,856	$34,390	$95,951
Net realized gain (loss)	23,315	176,233	(137,998)	(105,649)
Net change in unrealized appreciation (depreciation)	(464,043)	447,363	(279,022)	580,018

Net increase (decrease) in net assets resulting from operations	(395,322)	749,452	(382,630)	570,320

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(1,460)	(821)	(313)	(1,046)
Class K	(190,908)	(123,580)	(39,688)	(188,053)

Decrease in net assets resulting from distributions to Common shareholders	(192,368)	(124,401)	(40,001)	(189,099)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	224,684	64,737	75,607	52,019

NET ASSETS
Total increase (decrease) in net assets	(363,006)	689,788	(347,024)	433,240
Beginning of period	5,707,047	5,017,259	5,550,742	5,117,502

End of period	$5,344,041	$5,707,047	$5,203,718	$5,550,742

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund

	Institutional
	Six Months Ended 04/30/20 (a) (Unaudited)		Period from 11/30/18 (b) to 10/31/19

Net asset value, beginning of period	$11.20		$10.31

Net investment income(c)	0.09		0.23
Net realized and unrealized gain (loss)	(0.84)		0.91

Net increase (decrease) from investment operations	(0.75)		1.14

Distributions(d)
From net investment income	(0.22)		(0.25)
From net realized gain	(0.15)		—

Total distributions	(0.37)		(0.25)

Net asset value, end of period	$10.08		$11.20

Total Return(e)
Based on net asset value	(6.93	)%(f)	11.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	5.19	%(h)	6.39	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.55	%(h)	0.55	%(h)

Net investment income	1.64	%(h)	2.39	%(h)

Supplemental Data
Net assets, end of period (000)	$61		$33

Portfolio turnover rate	71%		125%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (Unaudited)	Period from 11/30/18 (a) to 10/31/19
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .	0.01%	0.01%

(h)	Annualized.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)

	Class K
	Six Months Ended 04/30/20 (a) (Unaudited)		Year Ended October 31		Period from 06/01/17 (b) to 10/31/17
			2019	2018

Net asset value, beginning of period	$11.21		$9.97	$10.30	$10.00

Net investment income(c)	0.09		0.25	0.20	0.05
Net realized and unrealized gain (loss)	(0.83)		1.24	(0.38)	0.25

Net increase (decrease) from investment operations	(0.74)		1.49	(0.18)	0.30

Distributions(d)
From net investment income	(0.23)		(0.25)	(0.15)	—
From net realized gain	(0.15)		—	—	—

Total distributions	(0.38)		(0.25)	(0.15)	—

Net asset value, end of period	$10.09		$11.21	$9.97	$10.30

Total Return(e)
Based on net asset value	(6.90	)%(f)	15.12%	(1.83)%	3.00	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.42	%(h)	5.66%	3.64%	4.34	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50	%(h)	0.50%	0.52%	0.50	%(h)

Net investment income	1.64	%(h)	2.35%	1.88%	1.08	%(h)

Supplemental Data
Net assets, end of period (000)	$5,283		$5,674	$5,017	$5,161

Portfolio turnover rate	71%		125%	184%	55%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (Unaudited)	Year Ended October 31		Period from 06/01/17 (a) to 10/31/17
		2019	2018
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . .	0.01%	0.01%	—	—

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund

	Institutional
	Six Months Ended 04/30/20 (Unaudited)		Period from 11/30/18 (a) to 10/31/19

Net asset value, beginning of period	$10.92		$10.32

Net investment income(b)	0.06		0.17
Net realized and unrealized gain (loss)	(0.80)		0.81

Net increase (decrease) from investment operations	(0.74)		0.98

Distributions(c)
From net investment income	(0.08)		(0.23)
From net realized gain	—		(0.15)

Total distributions	(0.08)		(0.38)

Net asset value, end of period	$10.10		$10.92

Total Return(d)
Based on net asset value	(6.90	)%(e)	9.97	%(e)

Ratios to Average Net Assets(f)
Total expenses	5.70	%(g)	7.07	%((g)(h)

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.54	%(g)

Net investment income	1.19	%(g)	1.83	%(g)

Supplemental Data
Net assets, end of period (000)	$64		$34

Portfolio turnover rate	48%		74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (Unaudited)	Period from 11/30/18 (a) to 10/31/19
Investments in underlying funds	0.01%	0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)

	Class K
	Six Months Ended 04/30/20 (Unaudited)		Year Ended October 31,			Period from 06/01/17 (a) to 10/31/17
			2019		2018

Net asset value, beginning of period	$10.92		$10.17		$10.97	$10.00

Net investment income(b)	0.07		0.19		0.13	0.03
Net realized and unrealized gain (loss)	(0.80)		0.94		(0.60)	0.94

Net increase (decrease) from investment operations	(0.73)		1.13		(0.47)	0.97

Distributions(c)
From net investment income	(0.08)		(0.23)		(0.17)	—
From net realized gain	—		(0.15)		(0.16)	—

Total distributions	(0.08)		(0.38)		(0.33)	—

Net asset value, end of period	$10.11		$10.92		$10.17	$10.97

Total Return(d)
Based on net asset value	(6.78	)%(e)	11.58%		(4.54)%	9.70	%(e)

Ratios to Average Net Assets(f)
Total expenses	4.94	%(h)	6.24	%(g)	3.43%	4.35	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50%		0.52%	0.50	%(h)

Net investment income	1.25	%(h)	1.85%		1.16%	0.80	%(h)

Supplemental Data
Net assets, end of period (000)	$5,140		$5,517		$5,118	$5,494

Portfolio turnover rate	48%		74%		205%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (Unaudited)	Year Ended October 31,		Period from 06/01/17 (a) to 10/31/17
		2019	2018
Investments in underlying funds	0.01%	0.01%	—	—

(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.44%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.13%.

See notes to consolidated financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of GA Disciplined Volatility Equity include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of GA Disciplined Volatility Equity and primarily invests in commodity-related instruments. The Subsidiary enables GA Disciplined Volatility Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. GA Disciplined Volatility Equity may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $93,362, which is 1.75% of GA Disciplined Volatility Equity’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to GA Disciplined Volatility Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Funds pay the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2020, the Funds did not pay any amounts to affiliates in return for these services.

For the six months ended April 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Class K	Total
GA Disciplined Volatility Equity	$179	$16	$195
GA Dynamic Equity	178	16	194

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to February 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended April 30, 2020, the amounts waived were as follows:

GA Disciplined Volatility Equity	$92
GA Dynamic Equity	79

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended April 30, 2020, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	GA Disciplined Volatility Equity	GA Dynamic Equity
Institutional	0.55%	0.55%
Class K	0.50	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended April 30, 2020, amounts included in the Statements of Operations were as follows:

Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$108,390
GA Dynamic Equity	121,760

These amounts waived and/or reimbursed are included in transfer agent fees waived — class specific in the Statements of Operations. For the six months ended April 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
GA Disciplined Volatility Equity	$166	$16	$182
GA Dynamic Equity	165	15	180

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective June 1, 2024, the repayment arrangement between each Fund and the Manager pursuant to

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated. As of April 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2020	2021	2022
GA Disciplined Volatility Equity
Fund Level	$162,727	$267,858	$108,390
Institutional	—	350	166
Class K	—	8,126	16
GA Dynamic Equity
Fund Level	$163,445	$289,613	$121,760
Institutional	—	355	165
Class K	—	8,126	15

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Purchases	$3,841,400	$2,572,888
Sales	3,776,828	2,547,022

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2020, the GA Dynamic Equity had non-expiring capital loss carryforwards of available to offset future realized capital gains $119,776.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	GA Disciplined Volatility Equity	GA Dynamic Equity
Tax cost	$5,383,233	$4,944,908

Gross unrealized appreciation	$317,541	$592,710
Gross unrealized depreciation	(338,557)	(316,435)

Net unrealized appreciation (depreciation)	$(21,016)	$276,275

8.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2020, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

GA Disciplined Volatility Equity	Six Months Ended 04/30/20		Period from 11/30/18 (a) to 10/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,003	$32,316	6,925	$71,073
Shares issued in reinvestment of distributions	133	1,460	24	267
Shares redeemed	—	—	(4,010)	(44,089)

Net increase	3,136	$33,776	2,939	$27,251

			Year Ended 10/31/19
Class K
Shares sold	—	$—	48	$478
Shares issued in reinvestment of distributions	17,403	190,908	6,333	69,789
Shares redeemed	—	—	(3,308)	(32,781)

Net increase	17,403	$190,908	3,073	$37,486

Total Net Increase	20,539	224,684	6,012	$64,737

GA Dynamic Equity	Six Months Ended 04/30/20		Period from 11/30/18 (a) to 10/31/19
Institutional
Shares sold	3,254	$35,256	6,927	$69,332
Shares issued in reinvestment of distributions	27	313	19	205
Shares redeemed	—	—	(3,872)	(41,297)

Net increase	3,281	$35,569	3,074	$28,240

			Year Ended 10/31/19
Class K
Shares sold	35	$350	124	$1,224
Shares issued in reinvestment of distributions	3,472	39,688	5,064	53,777
Shares redeemed	—	—	(3,264)	(31,222)

Net increase	3,507	$40,038	1,924	$23,779

Total Net Increase	6,788	$75,607	4,998	$52,019

(a)	Commencement of operations.

As of April 30, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
GA Disciplined Volatility Equity	2,031	523,736
GA Dynamic Equity	1,970	508,536

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Managed Account Series, on behalf of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	43

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 537-4942; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 537-4942 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

TWD	Taiwan New Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

NVDR	Non-voting Depository Receipts

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	45

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-4/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 2, 2020

3